THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime), Lincoln ChoicePlus AssuranceSM Series,
Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Rollover,
Lincoln ChoicePlusSM Select B-Share, Lincoln ChoicePlusSM Signature

Supplement dated May 1, 2026 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2026

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract.  All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the American Funds® IS Global Small Capitalization Fund will be updated to the American Funds® IS SMALLCAP World Fund.
You can obtain information by contacting your registered representative, online at www.lfg.com/vaprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.